MERRILL LYNCH
                                                              GLOBAL SMALLCAP
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1999

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Worldwide
Investments
As of 12/31/99

                                     Country of                Percent of
Ten Largest Holdings                   Origin                  Net Assets

Haansoft Inc. ......................South Korea                   4.1%
Mobilephone Telecommunications
  International Limited ............Japan                         3.3
M6 Metropole Television ............France                        2.2
PrimaCom AG (ADR) ..................Germany                       1.9
Tiscali SpA ........................Italy                         1.8
The Titan Corporation ..............United States                 1.5
Serome Technology Inc. .............South Korea                   1.5
Justsystem Corporation .............Japan                         1.4
Emmis Communications
  Corporation (Class A) ............United States                 1.4
KPNQwest NV ........................United States                 1.4

                                                               Percent of
Ten Largest Industries                                         Net Assets

Telecommunications ............................................   7.2%
Computer Software & Systems ...................................   7.1
Distribution--Wholesale .......................................   4.8
Media & Related ...............................................   4.6
Advertising ...................................................   4.0
Cellular Telephones ...........................................   3.8
Electronics ...................................................   2.8
Retail ........................................................   2.5
Computer Services .............................................   2.4
Broadcasting/Media ............................................   2.2

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

DEAR SHAREHOLDER

During the three-month period ended December 31, 1999, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +64.56%, +64.14%, +64.12% and +64.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's unmanaged benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index had a price return of +10.15% during the same period. Beneficial to the Fund's outperformance was stock selection in the United States, Japan, the United Kingdom, the Netherlands, Germany, Italy and Ireland. Detrimental to the Fund's performance was its overweighted position in the Netherlands and Germany, as well as its underweighted position in the United States.

Economic Environment

During the quarter ended December 31, 1999, the North American equity markets produced strong returns relative to the performance of small-capitalization issues and to large-capitalization stocks. The total return for the unmanaged Russell 2000 Index of US small cap stocks was +18.44% for the December quarter compared to a total return of +14.88% for the unmanaged Standard & Poor's 500 Composite (S&P 500) Index. The price return of the US small-capitalization segment of the benchmark Index was +23.87%, outperforming both the Russell 2000 Index and the S&P 500 Index for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI World Small Cap Index and are for the three-month period ended December 31, 1999, unless otherwise noted.)

Major Continental European markets were positive during the December quarter. However, small- capitalization equities underperformed relative to large-capitalization issues. Germany posted a -~6.40% return while the Deutsche Borse AG German Stock Index (DAX) increased 35.11%. France gained 8.58% as compared to 29.79% for the French CAC-40 Index. The United Kingdom returned +12.99% compared to a 12.68% increase in the Financial Times Stock Exchange
(FTSE) Index. The best-performing small cap markets were Norway and the United Kingdom with gains of 19.29% and 12.99%, respectively, while the weakest markets were Spain and Denmark with returns of -10.51% and -~9.80%, respectively.

For the quarter ended December 31, 1999, the Pacific Rim region major markets produced strong gains. However, small cap markets underperformed relative to large cap markets in the region. Japan and Hong Kong returned -~8.38% and +20.69%, respectively, while the Japanese Nikkei 225 Index increased by 11.66% and the Hang Seng Index rose by 33.19% for the three-month period. Australia posted a return of -2.27% as compared to the ASX All Ordinaries stock index return of +9.50%.

Investment Strategy

Low global inflation, a strong US economy and a recovery process in the Asian economies continued to provide strong underpinnings for global financial markets. Liquidity was ample and continued to flow into the "new economy" sectors of the market. However, the interest rate outlook in the United States currently has a rising bias. As a result, we expect the financial markets to be particularly volatile in the early months of 2000. Globally, we will continue to focus on investing in companies with what we view as quality management, above average earnings growth and high barriers to entry in defendable niches. Since the momentum and liquidity flows seem to favor the new economy, we expect to remain overweighted in Internet and communications companies until we see a break in momentum. We have been swapping out of more expensive positions in favor of less-discovered companies with more favorable relative valuations. We have also been less active in the new-issues market as larger funds have taken to investing in the new-issue market, reducing our effective returns from new transactions.

In Europe, we consolidated our investments in a smaller number of concentrated holdings in the new economy as Internet fever is likely to continue to spread to Europe. We are also guarded about the prospects for further valuation upside and interest rate catalysts with rising interest rate biases across Europe. In the United States, although we have been overweighted in technology stocks relative to the benchmark, we currently intend to reduce the Fund's exposure as momentum wanes since we believe that valuations have become extremely stretched. We expect to continue to invest in high-quality businesses with strong management in the United States.

We continue to be underweighted in Japan relative to the Fund's benchmark in response to the stellar over-the-counter market performance and concerns over upcoming quarter-on-quarter comparisons for economic activity and earnings. We believe that while Asia may have bottomed, the prospects for growth may prove to be more elusive as the pace of genuine corporate restructuring has been only gradual.

We expect to maintain an underweighted stance in Asia and a neutral stance across the United States and Europe. We have invested in technology companies geared to the economy throughout Europe as relative valuations provide value next to comparable US stocks.

In Conclusion

For investors with a long-term focus, we believe opportunities are abundant in small company stocks globally. Small cap stock valuations in relation to growth prospects continue to be very attractive as compared to those of larger companies. Furthermore, we believe that many small cap companies will emerge as tomorrow's industry leaders as a result of superior innovation and technology.

Once again, we would like to caution investors that it is not likely that such a year of exceptional performance driven by technology investments in the new economy will be repeated next year. While we believe in the secular trend in the new economy, investors should understand that substantial volatility is possible for the environment in which our Fund invests.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Senior Portfolio Manager

February 8, 2000

To reduce shareholders' expenses, Merrill Lynch Global SmallCap Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.


                                     2 & 3

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                              % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/99                                +107.03%          +96.16%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +  18.03          +16.76
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/99              +  16.26          +15.06
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/99                                   +104.84%        +100.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             + 16.78         + 16.78
--------------------------------------------------------------------------------
Inception (8/05/94) through 12/31/99                  + 13.99         + 13.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/99                                   +105.01%        +104.01%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             + 16.77         + 16.77
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/99                 + 15.04         + 15.04
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/99                                +106.69%          +95.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          + 17.71           +16.45
--------------------------------------------------------------------------------
Inception (8/05/94) through 12/31/99               + 14.90           +13.76
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the inception period.)
**    Assuming maximum sales charge.

Recent Performance Results*

                                                  3 Month       12 Month     Since Inception
As of December 31, 1999                        Total Return   Total Return     Total Return
============================================================================================
ML Global SmallCap Fund, Inc. Class A Shares      +64.56%       +107.03%         +118.69%
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares      +64.14        +104.84          +102.99
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares      +64.12        +105.01          +107.03
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares      +64.40        +106.69          +111.90
============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/05/94 for Class B & Class D Shares.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                        Shares                                                            Percent of
EUROPE           Industries                              Held                     Investments                      Value  Net Assets
====================================================================================================================================
Belgium          Cellular Telephones                     7,600  +Mobistar SA                                   $   435,084      0.5%
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Belgium                      435,084      0.5
====================================================================================================================================
Finland          Application Development Software       18,000  +TJ Group Oyj                                      634,410      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Computer Software & Systems            10,000  +Comptel Oyj                                       703,289      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Electronic Components                  17,200  +Perlos Oyj                                        606,214      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      3,000   Elocoteq Network Corporation 'A'                   45,919      0.0
                                                        30,000  +Teleste Oyj                                       489,402      0.6
                                                                                                               -----------    ------
                                                                                                                   535,321      0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Finland                    2,479,234      2.7
====================================================================================================================================
France           Advertising                             2,850   Havas Advertising SA                            1,213,989      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Beverages                              10,900  +Laurent-Perrier SA                                442,345      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Broadcasting & Publishing               1,300   Societe Television Francaise SA                   680,732      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Broadcasting/Media                      4,100   M6 Metropole Television                         2,031,320      2.2
                 -------------------------------------------------------------------------------------------------------------------
                 Film Processing                        18,700   GrandVision SA                                    559,089      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Multimedia                              3,000  +Infosources                                       222,044      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in France                     5,149,519      5.6
====================================================================================================================================


                                     $ & 5

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

EUROPE                                                  Shares                                                            Percent of
(concluded)      Industries                              Held                     Investments                      Value  Net Assets
====================================================================================================================================
Germany          Computer Software & Systems             5,500  +Trintech Group PLC (ADR)*                      $  269,500      0.3%
                 -------------------------------------------------------------------------------------------------------------------
                 Finance                                 6,000  +Consors Discount Broker AG                        499,069      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Healthcare & Medical                    1,958   Fresenius AG (Preferred)                          362,794      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Internet Software                       2,000  +Fantastic Corporation                             378,632      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Media & Related                        54,900  +PrimaCom AG (ADR)*                              1,756,800      1.9
                 -------------------------------------------------------------------------------------------------------------------
                 Steel                                   4,746   Kloeckner-Werke AG                                434,909      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      7,000  +Telegate AG                                       406,022      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Toys                                   11,200  +Zapf Creation AG                                  372,187      0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Germany                    4,479,913      4.9
====================================================================================================================================
Greece           Telecommunications                     14,000  +STET Hellas Telecommunications SA (ADR)*          423,500      0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Greece                       423,500      0.4
====================================================================================================================================
Ireland          Airlines                               14,600  +Ryanair Holdings PLC (ADR)*                       792,050      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Crystal Giftware                      250,000   Waterford Wedgwood PLC                            254,268      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Ireland                    1,046,318      1.1
====================================================================================================================================
Italy            Telecommunications                      4,000  +Tiscali SpA                                     1,623,284      1.8
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Italy                      1,623,284      1.8
====================================================================================================================================
Netherlands      Computer Software & Systems            24,762   ICT Automatisering NV                             972,478      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Distribution--Wholesale                16,700   Buhrmann NV                                       251,413      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      9,600  +United Pan-Europe Communications
                                                                 NV (UPC) (ADR)*                                 1,219,200      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Telephone Communications               20,600  +Versatel Telecom International NV                 726,047      0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the Netherlands            3,169,138      3.5
====================================================================================================================================
Sweden           Computer Services                       6,000  +Information Highway AB                            995,997      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      7,000  +Net Insight AB                                    338,710      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Sweden                     1,334,707      1.4
====================================================================================================================================
Switzerland      Advertising                             1,020   Edipresse SA (Bearer)                             563,925      0.6
                                                           700   PubliGroupe SA                                    692,656      0.8
                                                                                                               -----------    ------
                                                                                                                 1,256,581      1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Banking & Finance                       1,715   Banque Cantonale de Geneve (BCG)                  316,236      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                               1,100   Clariant AG (Registered)                          524,534      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Electronics &                              98  +Kudelski SA (Bearer)                              584,909      0.6
                 Electrical Equipment
                 -------------------------------------------------------------------------------------------------------------------
                 Manufacturing                           1,656  +Gerberit International AG (Registered)            567,016      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Medical Equipment                       4,600   Gretag Imaging Group (Registered)                 666,866      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Retail                                  2,100  +Distefora Holding AG                              510,586      0.6
                                                         1,505   The Selecta Group (Registered)                    472,765      0.5
                                                                                                               -----------    ------
                                                                                                                   983,351      1.1
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Switzerland                4,899,493      5.3
====================================================================================================================================
United Kingdom   Broadcasting/Cable                     16,200  +NDS Group PLC (ADR)*                              492,075      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Media & Related                        90,000   Saatchi and Saatchi PLC                           538,981      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Retail                                 25,000  +QXL Limited                                       581,112      0.7
                                                       140,000   Safeway PLC                                       479,095      0.5
                                                                                                               -----------    ------
                                                                                                                 1,060,207      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Technology                              5,000  +Scoot.com PLC (ADR)*                              235,625      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                     89,600  +Kingston Communication PLC                      1,041,353      1.1
                                                        67,000  +Thus PLC                                          422,872      0.5
                                                                                                               -----------    ------
                                                                                                                 1,464,225      1.6
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the United Kingdom         3,791,113      4.2
====================================================================================================================================
                                                                 Total Investments in Europe
                                                                 (Cost--$17,578,807)                            28,831,303     31.4
====================================================================================================================================
NORTH
AMERICA

Canada           Drugs                                  17,000  +Forbes Medi-Tech Inc.                             127,908      0.1
====================================================================================================================================
                 Entertainment                          30,000  +Rogers Communications, Inc. 'B'                   731,000      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Hotels                                 13,384   Four Seasons Hotels Inc.                          709,527      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                     13,500  +Clearnet Communications Inc. (Class A)            464,062      0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Canada                     2,032,497      2.2
====================================================================================================================================
United States    Advertising                            89,400  +Interep National Radio Sales, Inc. 'A'          1,167,787      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Aerospace--Defense &                   10,500   HEICO Corporation (Class A)                       221,812      0.2
                 Equipment                              30,000  +The Titan Corporation                           1,413,750      1.5
                                                                                                               -----------    ------
                                                                                                                 1,635,562      1.7
                 -------------------------------------------------------------------------------------------------------------------
                 Banking & Finance                      15,000   AMCORE Financial, Inc.                            359,062      0.4
                                                        20,000   Peoples Heritage Financial Group, Inc.            300,000      0.3
                                                        32,000  +Virginia Capital Bancshares, Inc.                 516,000      0.6
                                                                                                               -----------    ------
                                                                                                                 1,175,062      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Biotechnology                          27,000  +Guilford Pharmaceuticals Inc.                     445,500      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Cable Television Services              14,600  +Insight Communications Company, Inc.              432,525      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                              25,000   CK Witco Corporation                              334,375      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Services                    61,700  +Gaiam, Inc.                                       971,775      1.1
                                                        18,000   Gartner Group, Inc. (Class A)                     274,500      0.3
                                                        14,000  +Luminant Worldwide Corporation                    635,250      0.7
                                                                                                               -----------    ------
                                                                                                                 1,881,525      2.1
                 -------------------------------------------------------------------------------------------------------------------
                 Computer Equipment                     20,000  +Cadence Design Systems, Inc.                      480,000      0.5
                                                        43,000  +Navigant Consulting, Inc.                         467,625      0.5
                                                                                                               -----------    ------
                                                                                                                   947,625      1.0
                 -------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH AMERICA                                           Shares                                                            Percent of
(concluded)      Industries                              Held                     Investments                      Value  Net Assets
====================================================================================================================================
United States    Computer-Related Products               1,000  +Foundry Networks, Inc.                        $   301,500      0.3%
(concluded)      -------------------------------------------------------------------------------------------------------------------
                 Computer Software &                    16,000  +Iron Mountain Incorporated                        629,000      0.7
                 Systems                                 7,500  +OpenTV Corp.                                      601,875      0.7
                                                        13,963  +Sterling Commerce, Inc.                           475,615      0.5
                                                         8,000  +Symantec Corporation                              469,000      0.5
                                                         6,000  +Transaction Systems Architects, Inc.
                                                                 (Class A)                                         168,000      0.2
                                                         2,600  +VA Linux Systems, Inc.                            537,225      0.6
                                                                                                               -----------    ------
                                                                                                                 2,880,715      3.2
                 -------------------------------------------------------------------------------------------------------------------
                 Consulting Services                     8,000  +The Corporate Executive Board Company             443,000      0.5
                                                        79,900  +Nextera Enterprises, Inc. (Class A)             1,028,713      1.1
                                                                                                               -----------    ------
                                                                                                                 1,471,713      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Consumer Discretionary                 15,000  +APAC Customer Services Inc.                       209,062      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Data Processing                        20,000  +Deltek Systems, Inc.                              270,000      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Electronics                            25,000  +Gentex Corporation                                693,750      0.8
                                                        10,000   Helix Technology Corporation                      448,125      0.5
                                                                                                               -----------    ------
                                                                                                                 1,141,875      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Entertainment &                        32,000   Dover Downs Entertainment, Inc.                   600,000      0.7
                 Recreation                             40,000  +The Topps Company, Inc.                           412,500      0.4
                                                                                                               -----------    ------
                                                                                                                 1,012,500      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Financial Services                     10,000   City National Corporation                         329,375      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Gold                                   30,000   Homestake Mining Company                          234,375      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Healthcare--Products &                 15,000  +SangStat Medical Corporation                      445,313      0.5
                 Services                                2,000  +Superior Consultant Holdings Corporation           28,250      0.0
                                                                                                               -----------    ------
                                                                                                                   473,563      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Healthcare Services                     7,500  +Healtheon Corporation                             281,250      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Hospitals                              16,500  +Province Healthcare Company                       313,500      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Human Resources                         2,000  +Robert Half International Inc.                     57,125      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Internet                               19,500  +KPNQwest NV                                     1,243,125      1.4
                                                         8,000  +Liquid Audio, Inc.                                209,500      0.2
                                                                                                               -----------    ------
                                                                                                                 1,452,625      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Internet Content                       23,300  +Navidec, Inc.                                     276,688      0.3
                                                        20,000  +Smartserv Online, Inc.                            393,750      0.4
                                                                                                               -----------    ------
                                                                                                                   670,438      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Internet Software                       8,400  +Covad Communications Group, Inc.                  467,250      0.5
                                                        10,400  +Mediaplex, Inc.                                   647,400      0.7
                                                        12,000  +MedicaLogic, Inc.                                 252,750      0.3
                                                                                                               -----------    ------
                                                                                                                 1,367,400      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Internetworking                        12,000  +StarMedia Network, Inc.                           479,250      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Leisure                                15,500  +UnitedGlobalCom Inc. (Class A)                  1,088,875      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Machine Tools & Machinery               7,000  +SPX Corporation                                   565,688      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Media & Related                        10,000  +Emmis Communications Corporation (Class A)      1,246,250      1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Medical                               115,000  +Laboratory Corporation of America Holdings        424,063      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Metals                                 16,500   Newmont Mining Corporation                        404,250      0.4
                                                        19,500  +Stillwater Mining Company                         621,563      0.7
                                                                                                               -----------    ------
                                                                                                                 1,025,813      1.1
                 -------------------------------------------------------------------------------------------------------------------
                 Oil Field Services                     15,000  +UTI Energy Corp.                                  345,938      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Optical Supplies                       27,000  +Ocular Sciences, Inc.                             506,250      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Packaging                              16,500  +Smurfit-Stone Container Corporation               403,219      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Petroleum Equipment & Services         46,000  +Santa Fe Snyder Corporation                       368,000      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Radio                                   3,000  +Hispanic Broadcasting Corporation                 276,000      0.3
                                                        18,900  +Salem Communications Corporation (Class A)        435,881      0.5
                                                                                                               -----------    ------
                                                                                                                   711,881      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Real Estate                            15,000   Arden Realty, Inc.                                300,937      0.3
                                                         7,000   Boston Properties, Inc.                           217,875      0.2
                                                                                                               -----------    ------
                                                                                                                   518,812      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Restaurants                            20,000  +Outback Steakhouse, Inc.                          518,750      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Retail                                  5,000  +Ticketmaster Online-CitySearch, Inc.
                                                                 (Class B)                                         192,188      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Savings & Loan Associations            30,000  +American Financial Holdings, Inc.                 376,875      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Technology                             15,000  +Aspen Technology, Inc.                            396,562      0.4
                                                        20,000  +IMRglobal Corp.                                   247,500      0.3
                                                         4,000  +Novellus Systems, Inc.                            490,000      0.5
                                                                                                               -----------    ------
                                                                                                                 1,134,062      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      1,600  +Infonet Services Corporation (Class B)             42,000      0.0
                 -------------------------------------------------------------------------------------------------------------------
                 Textiles                               20,000  +Donna Karan International Inc.                    131,250      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Transportation--Airlines               30,000  +Atlantic Coast Airlines Holdings, Inc.            701,250      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Wireless Communications                18,000  +Metro One Telecommunications, Inc.                234,000      0.2
                                                         1,600  +TeleCorp PCS, Inc.                                 61,000      0.1
                                                                                                               -----------    ------
                                                                                                                   295,000      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the United States         31,562,391     34.4
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in North America
                                                                 (Cost--$24,236,479)                            33,594,888     36.6
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia        Media & Related                       200,000   John Fairfax Holdings Limited                     601,404      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Mining                                320,000  +Lihir Gold Limited                                232,194      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Australia                    833,598      1.0
====================================================================================================================================


                                     8 & 9

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC BASIN                                           Shares                                                            Percent of
(concluded)      Industries                              Held                     Investments                      Value  Net Assets
====================================================================================================================================
Hong Kong        Computer Services                     534,000  +Timeless Software Limited                     $   307,430      0.3%
                 -------------------------------------------------------------------------------------------------------------------
                 Distribution--Wholesale               488,000   China Hong Kong Photo Products Holdings, Ltd.      62,154      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications &                  146,000   City Telecom (HK) Ltd.                            141,811      0.2
                 Equipment
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Hong Kong                    511,395      0.6
====================================================================================================================================
India            Computer Software & Systems             7,200  +BFL Software Limited                              183,932      0.1
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in India                        183,932      0.1
====================================================================================================================================
Indonesia        Tobacco                                80,000  +PT Hanjaya Mandala Sampoerna                      203,871      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Indonesia                    203,871      0.2
====================================================================================================================================
Japan            Automobiles                             1,000   Jac Co., Ltd.                                     238,575      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Beverages                               9,400   Coca-Cola West Japan Company Limited              395,538      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Cellular Telephones                        30   Mobilephone Telecommunications
                                                                 International Limited                           2,994,422      3.3
                 -------------------------------------------------------------------------------------------------------------------
                 Computer Software &                     4,000   AM Japan Co., Ltd.                                193,757      0.2
                 Systems                                22,000  +Justsystem Corporation                          1,291,712      1.4
                                                                                                               -----------    ------
                                                                                                                 1,485,469      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Containers                              3,600   Fuji Seal, Inc.                                   225,462      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Entertainment & Recreation             14,000   Roland Corporation                                304,824      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Financial Services                    100,000   Ichiyoshi Securities Co., Ltd.                    528,427      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Machinery                               7,500   UNION TOOL CO.                                  1,210,980      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Manufacturing                          42,000   Fujitec Co., Ltd.                                 421,274      0.5
                                                        12,000   Nichicon Corporation                              371,073      0.4
                                                                                                               -----------    ------
                                                                                                                   792,347      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Music                                   2,000   Avex Inc.                                         499,070      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Publishing                              7,500   Shobunsha Publications, Inc.                      469,713      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Retail--Stores                         25,000   Sangetsu Co., Ltd.                                525,981      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Steel                                  80,000   Yodogawa Steel Works, Ltd.                        241,119      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                          1   BIG GROUP Co., Ltd.                               225,071      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Japan                     10,136,998     11.0
====================================================================================================================================
Malaysia         Computer Systems                      200,000  +Mesiniaga Berhad                                  423,684      0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Malaysia                     423,684      0.5
====================================================================================================================================
New Zealand      Entertainment & Recreation             75,000   Sky City Limited                                  289,655      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Paper & Forest Products                75,000   Carter Holt Harvey Limited                         97,856      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Restaurants                           250,000   Restaurant Brands New Zealand Limited             215,284      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in New Zealand                  602,795      0.6
====================================================================================================================================
Singapore        Electronic Components                   3,900  +Chartered Semiconductor Manufacturing
                                                                 Limited (ADR)*                                    280,800      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Singapore                    280,800      0.3
====================================================================================================================================
South Korea      Apparel                                95,000   The Will-Bes & Company                            950,000      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Computer Services                      26,509  +Daou Technology Inc.                              922,560      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Distribution--Wholesale                80,000   Haansoft Inc.                                   3,707,489      4.1
                                                        60,000  +Kolon International Corporation                   296,035      0.3
                                                                                                               -----------    ------
                                                                                                                 4,003,524      4.4
                 -------------------------------------------------------------------------------------------------------------------
                 Electronics                             6,357   Serome Technology Inc.                          1,355,413      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Product Distribution                   55,000   Comtec System Company Limited                     746,256      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Telecommunications                      1,300  +Korea Thrunet Co., Ltd. (Class A)                  88,075      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Venture Capital                        35,000  +Korea Technology Banking Company                  339,207      0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in South Korea                8,405,035      9.2
====================================================================================================================================
Taiwan           Computers                             180,000  +Eten Information System Co., Ltd.                 797,323      0.9
                                                        60,000  +Systex Corporation                                409,178      0.4
                                                                                                               -----------    ------
                                                                                                                 1,206,501      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Distribution                           40,000  +Hitron Technology Inc.                            234,544      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Taiwan                     1,441,045      1.6
====================================================================================================================================
                                                                 Total Investments in the Pacific Basin
                                                                 (Cost--$13,416,292)                            23,023,153     25.1
====================================================================================================================================
SHORT-TERM                                              Face
SECURITIES                                             Amount                         Issue
====================================================================================================================================
                 Commercial Paper**                 $3,003,000   General Motors Acceptance Corp.,
                                                                 5% due 1/03/2000                                3,002,166      3.3
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Short-Term Securities
                                                                 (Cost--$3,002,166)                              3,002,166      3.3
====================================================================================================================================
                 Total Investments (Cost--$58,233,744)                                                          88,451,510     96.4

                 Other Assets Less Liabilities                                                                   3,278,227      3.6
                                                                                                               -----------    ------
                 Net Assets                                                                                    $91,729,737    100.0%
                                                                                                               ===========    ======
====================================================================================================================================

            +     Non-income producing security.
            *     American Depositary Receipts (ADR).
            **    Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

                  See Notes to Financial Statements.


                                    10 & 11

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

               As of December 31, 1999
================================================================================================================
Assets:        Investments, at value (identified cost--$58,233,744) ................                $ 88,451,510
               Foreign cash ........................................................                   4,426,803
               Cash ................................................................                     136,709
               Receivables:
                 Capital shares sold ...............................................   $1,160,200
                 Securities sold ...................................................      325,801
                 Dividends .........................................................       37,444      1,523,445
                                                                                       ----------
               Deferred organization expenses ......................................                       3,055
               Prepaid registration fees and other assets ..........................                      30,110
                                                                                                    ------------
               Total assets ........................................................                  94,571,632
                                                                                                    ------------
================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................................    1,975,627
                 Capital shares redeemed ...........................................      523,416
                 Investment adviser ................................................       62,819
                 Distributor .......................................................       50,218      2,612,080
                                                                                       ----------
               Accrued expenses and other liabilities ..............................                     229,815
                                                                                                    ------------
               Total liabilities ...................................................                   2,841,895
                                                                                                    ------------
================================================================================================================
Net Assets:    Net assets ..........................................................                $ 91,729,737
                                                                                                    ============
================================================================================================================
Net Assets     Class A Common Stock, $.10 par value, 100,000,000 shares authorized .                $     70,896
Consist of:    Class B Common Stock, $.10 par value, 100,000,000 shares authorized .                     333,198
               Class C Common Stock, $.10 par value, 100,000,000 shares authorized .                      31,734
               Class D Common Stock, $.10 par value, 100,000,000 shares authorized .                      79,442
               Paid-in capital in excess of par ....................................                  63,831,528
               Accumulated investment loss--net ....................................                    (546,756)
               Accumulated realized capital losses on investments and foreign
               currency transactions--net ..........................................                  (2,271,904)
               Accumulated distributions in excess of realized capital gains on
               investments and foreign currency transactions--net ..................                     (31,856)
               Unrealized appreciation on investments and foreign currency
               transactions--net ...................................................                  30,233,455
                                                                                                    ------------
               Net assets ..........................................................                $ 91,729,737
                                                                                                    ============
================================================================================================================
Net Asset      Class A--Based on net assets of $12,737,261 and 708,958 shares
Value:         outstanding .........................................................                $      17.97
                                                                                                    ============
               Class B--Based on net assets of $59,172,268 and 3,331,981 shares
               outstanding .........................................................                $      17.76
                                                                                                    ============
               Class C--Based on net assets of $5,587,042 and 317,338 shares
               outstanding .........................................................                $      17.61
                                                                                                    ============
               Class D--Based on net assets of $14,233,166 and 794,416 shares
               outstanding .........................................................                $      17.92
                                                                                                    ============
================================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended December 31, 1999
====================================================================================================================
Investment       Dividends ...........................................................                  $    173,080
Income:          Interest and discount earned ........................................                        41,560
                                                                                                        ------------
                 Total income ........................................................                       214,640
                                                                                                        ------------
====================================================================================================================
Expenses:        Investment advisory fees ............................................   $   243,701
                 Account maintenance and distribution fees--Class B ..................       194,942
                 Custodian fees ......................................................        64,419
                 Printing and shareholder reports ....................................        49,153
                 Accounting services .................................................        38,310
                 Professional fees ...................................................        37,050
                 Registration fees ...................................................        31,490
                 Transfer agent fees--Class B ........................................        30,424
                 Directors' fees and expenses ........................................        22,598
                 Account maintenance and distribution fees--Class C ..................        16,642
                 Account maintenance fees--Class D ...................................        10,812
                 Transfer agent fees--Class D ........................................         5,182
                 Pricing fees ........................................................         4,969
                 Transfer agent fees--Class A ........................................         3,762
                 Transfer agent fees--Class C ........................................         2,675
                 Amortization of organization expenses ...............................         1,590
                 Other ...............................................................         3,677
                                                                                         -----------
                 Total expenses ......................................................                       761,396
                                                                                                        ------------
                 Investment loss--net ................................................                      (546,756)
                                                                                                        ------------
====================================================================================================================
Realized &       Realized gain (loss) from:
Unrealized Gain    Investments--net ..................................................    13,863,723
(Loss) on          Foreign currency transactions--net ................................      (496,323)     13,367,400
Investments &                                                                            -----------
Foreign
Currency         Change in unrealized appreciation/depreciation on:
Transactions--     Investments--net ..................................................    22,835,257
Net:               Foreign currency transactions--net ................................        54,141      22,889,398
                                                                                         -----------    ------------
                 Net realized and unrealized gain on investments and foreign currency
                 transactions ........................................................                    36,256,798
                                                                                                        ------------
                 Net Increase in Net Assets Resulting from Operations ................                  $ 35,710,042
                                                                                                        ============
====================================================================================================================

                 See Notes to Financial Statements.


                                    12 & 13

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six        For the
                                                                                                 Months Ended     Year Ended
                                                                                                 December 31,      June 30,
                 Increase (Decrease) in Net Assets:                                                  1999            1999
=============================================================================================================================
Operations:      Investment loss--net ........................................................   $   (546,756)   $   (823,328)
                 Realized gain on investments and foreign currency transactions--net .........     13,367,400       1,888,309
                 Change in unrealized appreciation/depreciation on investments and
                 foreign currency transactions--net ..........................................     22,889,398       1,266,645
                                                                                                 ------------    ------------
                 Net increase in net assets resulting from operations ........................     35,710,042       2,331,626
                                                                                                 ------------    ------------
=============================================================================================================================
Dividends to     Investment income--net:
Shareholders:      Class A ...................................................................             --         (79,308)
                   Class B ...................................................................             --         (17,136)
                   Class C ...................................................................             --         (20,214)
                   Class D ...................................................................             --        (123,411)
                                                                                                 ------------    ------------
                 Net decrease in net assets resulting from dividends to shareholders .........             --        (240,069)
                                                                                                 ------------    ------------
=============================================================================================================================
Capital Share    Net increase (decrease) in net assets derived from capital share transactions      7,635,817     (30,845,451)
Transactions:                                                                                    ------------    ------------
=============================================================================================================================
Net Assets:      Total increase (decrease) in net assets .....................................     43,345,859     (28,753,894)
                 Beginning of period .........................................................     48,383,878      77,137,772
                                                                                                 ------------    ------------
                 End of period ...............................................................   $ 91,729,737    $ 48,383,878
                                                                                                 ============    ============
=============================================================================================================================

                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                      Class A
                                                              ------------------------------------------------------
                                                              For the
                   The following per share data and ratios      Six
                   have been derived from information          Months
                   provided in the financial statements.       Ended               For the Year Ended June 30,
                                                              Dec. 31,      ----------------------------------------
                   Increase (Decrease) in Net Asset Value:     1999+         1999+       1998+      1997+      1996
====================================================================================================================
Per Share          Net asset value, beginning of period ...   $ 10.46       $  9.45     $10.69     $10.86     $ 8.92
Operating                                                     -------       -------     ------     ------     ------
Performance:       Investment income (loss)--net ..........      (.07)         (.06)      (.01)       .01        .13
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................      7.58          1.26       (.81)       .72       1.97
                                                              -------       -------     ------     ------     ------
                   Total from investment operations .......      7.51          1.20       (.82)       .73       2.10
                                                              -------       -------     ------     ------     ------
                   Less dividends and distributions:
                     Investment income--net ...............        --          (.19)        --       (.09)      (.10)
                     In excess of investment income--net ..        --            --         --       (.22)        --
                     Realized gain on investments--net ....        --            --         --       (.59)      (.06)
                     In excess of realized gain on
                     investments--net .....................        --            --       (.42)        --         --
                                                              -------       -------     ------     ------     ------
                   Total dividends and distributions ......        --          (.19)      (.42)      (.90)      (.16)
                                                              -------       -------     ------     ------     ------
                   Net asset value, end of period .........   $ 17.97       $ 10.46     $ 9.45     $10.69     $10.86
                                                              =======       =======     ======     ======     ======
====================================================================================================================
Total Investment   Based on net asset value per share .....     71.80%++      13.24%     (7.15%)     7.53%     23.87%
Return:**                                                     =======       =======     ======     ======     ======
====================================================================================================================
Ratios to          Expenses ...............................      1.83%*        2.10%      1.63%      1.53%      1.55%
Average                                                       =======       =======     ======     ======     ======
Net Assets:        Investment income (loss)--net ..........     (1.12%)*       (.68%)     (.15%)      .13%       .46%
                                                              =======       =======     ======     ======     ======
====================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $12,737       $ 4,239     $4,376     $5,508     $3,083
Data:                                                         =======       =======     ======     ======     ======
                   Portfolio turnover .....................    125.95%       228.19%     52.73%     63.17%     60.33%
                                                              =======       =======     ======     ======     ======
====================================================================================================================

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Based on average shares outstanding.
             ++    Aggregate total investment return.

                   See Notes to Financial Statements.


                                    14 & 15

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                      Class B
                                                              -----------------------------------------------------------
                                                              For the
                   The following per share data and ratios      Six
                   have been derived from information          Months
                   provided in the financial statements.       Ended               For the Year Ended June 30,
                                                              Dec. 31,      ---------------------------------------------
                   Increase (Decrease) in Net Asset Value:     1999+         1999+       1998+       1997+        1996
=========================================================================================================================
Per Share          Net asset value, beginning of period ...   $ 10.39       $  9.28     $ 10.54     $  10.71     $   8.84
Operating                                                     -------       -------     -------     --------     --------
Performance:       Investment loss--net ...................      (.13)         (.15)       (.12)        (.10)        (.06)
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................      7.50          1.26        (.78)         .72         2.04
                                                              -------       -------     -------     --------     --------
                   Total from investment operations .......      7.37          1.11        (.90)         .62         1.98
                                                              -------       -------     -------     --------     --------
                   Less dividends and distributions:
                     Investment income--net ...............        --            --++        --         (.06)        (.05)
                     In excess of investment income--net ..        --            --          --         (.14)          --
                     Realized gain on investments--net ....        --            --          --         (.59)        (.06)
                     In excess of realized gain on
                     investments--net .....................        --            --        (.36)          --           --
                                                              -------       -------     -------     --------     --------
                   Total dividends and distributions ......        --            --        (.36)        (.79)        (.11)
                                                              -------       -------     -------     --------     --------
                   Net asset value, end of period .........   $ 17.76       $ 10.39     $  9.28     $  10.54     $  10.71
                                                              =======       =======     =======     ========     ========
=========================================================================================================================
Total Investment   Based on net asset value per share .....     70.93%++      12.01%      (8.15%)       6.47%       22.57%
Return:**                                                     =======       =======     =======     ========     ========
=========================================================================================================================
Ratios to          Expenses ...............................      2.88%*        3.16%       2.67%        2.58%        2.61%
Average                                                       =======       =======     =======     ========     ========
Net Assets:        Investment loss--net ...................     (2.13%)*      (1.74%)     (1.25%)      (1.00%)       (.66%)
                                                              =======       =======     =======     ========     ========
=========================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $59,173       $34,320     $57,424     $111,261     $131,656
Data:                                                         =======       =======     =======     ========     ========
                   Portfolio turnover .....................    125.95%       228.19%      52.73%       63.17%       60.33%
                                                              =======       =======     =======     ========     ========
=========================================================================================================================

                                                                                      Class C
                                                              ------------------------------------------------------
                                                              For the
                   The following per share data and ratios      Six
                   have been derived from information          Months
                   provided in the financial statements.       Ended               For the Year Ended June 30,
                                                              Dec. 31,      ----------------------------------------
                   Increase (Decrease) in Net Asset Value:     1999+         1999+       1998+      1997+      1996
====================================================================================================================
Per Share          Net asset value, beginning of period ...   $ 10.30       $  9.25     $10.52     $10.71     $ 8.84
Operating                                                     -------       -------     ------     ------     ------
Performance:       Investment loss--net ...................      (.13)         (.15)      (.12)      (.10)      (.05)
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................      7.44          1.25       (.79)       .71       2.03
                                                              -------       -------     ------     ------     ------
                   Total from investment operations .......      7.31          1.10       (.91)       .61       1.98
                                                              -------       -------     ------     ------     ------
                   Less dividends and distributions:
                     Investment income--net ...............        --          (.05)        --       (.06)      (.05)
                     In excess of investment income--net ..        --            --         --       (.15)        --
                     Realized gain on investments--net ....        --            --         --       (.59)      (.06)
                     In excess of realized gain on
                     investments--net .....................        --            --       (.36)        --         --
                                                              -------       -------     ------     ------     ------
                   Total dividends and distributions ......        --          (.05)      (.36)      (.80)      (.11)
                                                              -------       -------     ------     ------     ------
                   Net asset value, end of period .........   $ 17.61       $ 10.30     $ 9.25     $10.52     $10.71
                                                              =======       =======     ======     ======     ======
====================================================================================================================
Total Investment   Based on net asset value per share .....     70.97%++      12.08%     (8.19%)     6.38%     22.56%
Return:**                                                     =======       =======     ======     ======     ======
====================================================================================================================
Ratios to          Expenses ...............................      2.88%*        3.17%      2.69%      2.60%      2.63%
Average                                                       =======       =======     ======     ======     ======
Net Assets:        Investment loss--net ...................     (2.15%)*      (1.76%)    (1.23%)    (1.00%)     (.64%)
                                                              =======       =======     ======     ======     ======
====================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $ 5,587       $ 2,623     $4,312     $5,962     $5,753
Data:                                                         =======       =======     ======     ======     ======
                   Portfolio turnover .....................    125.95%       228.19%     52.73%     63.17%     60.33%
                                                              =======       =======     ======     ======     ======
====================================================================================================================

                                                                                      Class D
                                                              ---------------------------------------------------------
                                                              For the
                   The following per share data and ratios      Six
                   have been derived from information          Months
                   provided in the financial statements.       Ended               For the Year Ended June 30,
                                                              Dec. 31,      -------------------------------------------
                   Increase (Decrease) in Net Asset Value:     1999+         1999+       1998+       1997+        1996
=======================================================================================================================
Per Share          Net asset value, beginning of period ...   $ 10.44       $  9.41     $ 10.66     $ 10.83     $  8.91
Operating                                                     -------       -------     -------     -------     -------
Performance:       Investment income (loss)--net ..........      (.08)         (.08)       (.05)       (.02)        .02
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................      7.56          1.25        (.79)        .72        2.05
                                                              -------       -------     -------     -------     -------
                   Total from investment operations .......      7.48          1.17        (.84)        .70        2.07
                                                              -------       -------     -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net ...............        --          (.14)         --        (.08)       (.09)
                     In excess of investment income--net ..        --            --          --        (.20)         --
                     Realized gain on investments--net ....        --            --          --        (.59)       (.06)
                     In excess of realized gain on
                     investments--net .....................        --            --        (.41)         --          --
                                                              -------       -------     -------     -------     -------
                   Total dividends and distributions ......        --          (.14)       (.41)       (.87)       (.15)
                                                              -------       -------     -------     -------     -------
                   Net asset value, end of period .........   $ 17.92       $ 10.44     $  9.41     $ 10.66     $ 10.83
                                                              =======       =======     =======     =======     =======
=======================================================================================================================
Total Investment   Based on net asset value per share .....     71.65%++      12.91%      (7.43%)      7.27%      23.50%
Return:**                                                     =======       =======     =======     =======     =======
=======================================================================================================================
Ratios to          Expenses ...............................      2.10%*        2.36%       1.88%       1.80%       1.83%
Average                                                       =======       =======     =======     =======     =======
Net Assets:        Investment income (loss)--net ..........     (1.35%)*       (.92%)      (.46%)      (.21%)       .10%
                                                              =======       =======     =======     =======     =======
=======================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $14,233       $ 7,202     $11,026     $19,441     $22,593
Data:                                                         =======       =======     =======     =======     =======
                   Portfolio turnover .....................    125.95%       228.19%      52.73%      63.17%      60.33%
                                                              =======       =======     =======     =======     =======
=======================================================================================================================

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Based on average shares outstanding.
             ++    Amount is less than $.01 per share.
             ++    Aggregate total investment return.

                   See Notes to Financial Statements.


                                    16 & 17

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex- dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of


                                    18 & 19

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

  NOTES TO FINANCIAL STATEMENTS (concluded)

 .85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended December 31, 1999, MLAM paid MLAM U.K. a fee of $29,262 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Account     Distribution
                                                      Maintenance      FeeFee
--------------------------------------------------------------------------------
Class B ..............................................    .25%           .75%
Class C ..............................................    .25%           .75%
Class D ..............................................    .25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    MLFD                 MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $    --              $     1
Class D ..............................              $ 1,498              $23,858
--------------------------------------------------------------------------------

For the six months ended December 31, 1999, MLPF&S received contingent deferred sales charges of $19,606 and $255 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $28,664 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost. Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., PFD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $72,976,013 and $71,049,664, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)          Gains
--------------------------------------------------------------------------------
Investments:
  Long-term .............................       $ 14,095,221        $ 30,217,766
  Financial futures contracts ...........           (231,498)                 --
                                                ------------        ------------
Total investments .......................         13,863,723          30,217,766
                                                ------------        ------------
Currency transactions:
  Foreign currency transactions .........            (14,718)             15,689
  Forward foreign exchange
  contracts .............................           (481,605)                 --
                                                ------------        ------------
Total currency transactions .............           (496,323)             15,689
                                                ------------        ------------

Total ...................................       $ 13,367,400        $ 30,233,455
                                                ============        ============
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $30,217,766, of which $32,155,852 related to appreciated securities and $1,938,086 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $58,233,744.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $7,635,817 and ($30,845,451) for the six months ended December 31, 1999 and the year ended June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 1999                          Shares                Amount
--------------------------------------------------------------------------------
Shares sold ........................              416,289           $ 5,576,483
Shares redeemed ....................             (112,771)           (1,401,473)
                                              -----------           -----------
Net increase .......................              303,518           $ 4,175,010
                                              ===========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           211,490        $ 1,930,637
Shares issued to shareholders
in reinvestment of dividends .............             8,957             72,467
                                                 -----------        -----------
Total issued .............................           220,447          2,003,104
Shares redeemed ..........................          (278,152)        (2,412,017)
                                                 -----------        -----------
Net decrease .............................           (57,705)       $  (408,913)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended December 31, 1999                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           545,768        $ 7,126,014
Automatic conversion of shares ...........           (23,272)          (275,451)
Shares redeemed ..........................          (494,216)        (5,776,987)
                                                 -----------        -----------
Net increase .............................            28,280        $ 1,073,576
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 1999                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            234,132        $  2,087,549
Shares issued to shareholders
in reinvestment of dividends ...........              1,311              10,610
                                               ------------        ------------
Total issued ...........................            235,443           2,098,159
Automatic conversion of shares .........            (57,666)           (521,618)
Shares redeemed ........................         (3,063,306)        (26,023,769)
                                               ------------        ------------
Net decrease ...........................         (2,885,529)       $(24,447,228)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 1999                          Shares                Amount
--------------------------------------------------------------------------------
Shares sold ........................              181,746           $ 2,491,854
Shares redeemed ....................             (119,097)           (1,660,204)
                                              -----------           -----------
Net increase .......................               62,649           $   831,650
                                              ===========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 1999                             Shares                Amount
--------------------------------------------------------------------------------
Shares sold ........................               83,999           $   712,386
Shares issued to shareholders
in reinvestment of dividends .......                2,118                16,983
                                              -----------           -----------
Total issued .......................               86,117               729,369
Shares redeemed ....................             (297,346)           (2,489,968)
                                              -----------           -----------
Net decrease .......................             (211,229)          $(1,760,599)
                                              ===========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended December 31, 1999                          Shares                Amount
--------------------------------------------------------------------------------
Shares sold ........................              172,690           $ 2,485,405
Automatic conversion of shares .....               23,130               275,451
                                              -----------           -----------
Total issued .......................              195,820             2,760,856
Shares redeemed ....................              (91,301)           (1,205,275)
                                              -----------           -----------
Net increase .......................              104,519           $ 1,555,581
                                              ===========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended June 30, 1999                             Shares                Amount
--------------------------------------------------------------------------------
Shares sold ........................               72,797           $   609,995
Automatic conversion of shares .....               55,825               521,618
Shares issued to shareholders
in reinvestment of dividends .......                9,020                72,971
                                              -----------           -----------
Total issued .......................              137,642             1,204,584
Shares redeemed ....................             (619,616)           (5,433,295)
                                              -----------           -----------
Net decrease .......................             (481,974)          $(4,228,711)
                                              ===========           ===========
--------------------------------------------------------------------------------

5. Commitments:

At December 31, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $644,000.

6. Capital Loss Carryforward:

At June 30, 1999, the Fund had a net capital loss carryforward of approximately $14,993,000, of which $1,631,000 expires in 2006 and $13,362,000 expires in
2007. This amount will be available to offset like amounts of any future taxable gains.


                                    20 & 21

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Kenneth Chiang, Senior Vice President and
  Senior Portfolio Manager
Hubertus Aarts, Vice President
James E. Russell, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Global SmallCap Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #18177--12/99

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